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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 24, 2000


                        HOTEL RESERVATIONS NETWORK, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                  0-29575                                75-2817683
          (Commission File Number)            (IRS Employer Identification No.)


8140 Walnut Hill Lane, Suite 800, Dallas, TX                75231
  (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (214) 361-7311

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Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit No.             Description of Exhibit

         99 Press Release of Hotel Reservations Network, Inc. Dated October 24, 2000.

Item 9.    Regulation FD Disclosure.

         On October 24, 2000, Hotel Reservations Network, Inc. issued a press release with respect to its third quarter 2000 earnings. The press release, which appears as Exhibit 99 hereto, is furnished pursuant to Regulation FD.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HOTEL RESERVATIONS NETWORK, INC.

                                        By: /s/ Gregory S. Porter
                                           ---------------------------------
                                           Gregory S. Porter
                                           General Counsel and Secretary


Dated:  October 24, 2000


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                                  EXHIBIT INDEX

         Exhibit No.              Description of Exhibit
         99.1                     Press Release of Hotel Reservations
                                  Network, Inc. Dated October 24, 2000